AXA EQUITABLE LIFE INSURANCE COMPANY
                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104

                           AXA ENTERPRISE FUNDS TRUST

                     SUPPLEMENT DATED AUGUST 26, 2005 TO THE
                     PROSPECTUS FOR CLASS A, B AND C SHARES
                        PROSPECTUS FOR CLASS Y SHARES AND
                       STATEMENT OF ADDITIONAL INFORMATION
                             EACH DATED JUNE 4, 2005
                                       AND
                              INFORMATION STATEMENT

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                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

This Supplement updates the above-dated Prospectuses and Statement of Additional Information, as supplemented, of AXA Enterprise Funds Trust (the "Trust"). You may obtain an additional copy of the Prospectus or Statement of Additional Information, or the Trust's most recent Annual or Semi-Annual Report, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326 or by calling the Trust at 1-800-432-4320. In addition, the information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The purpose of this Supplement and Information Statement is to provide you with information about a new investment sub-adviser for the AXA Enterprise International Growth Fund ("International Fund" or "Fund").

AXA Equitable Life Insurance Company ("AXA Equitable" or the "Manager") serves as the Investment Manager and Administrator of the Trust and is located at 1290 Avenue of the Americas, New York, New York 10104. Enterprise Fund Distributors, Inc. serves as the Distributor for the Trust's shares and is located at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. AXA Equitable, in its capacity as the Manager of the Trust, has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit it and the Trust's Board of Trustees to select and replace investment sub-advisers for the Trust ("Sub-advisers") and to amend the advisory agreements between AXA Equitable and the Sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to approval of the Trust's Board of Trustees, to appoint and replace Sub-advisers and to amend advisory agreements without obtaining shareholder approval.

At a regular meeting of the Board of Trustees of the Trust held on July 12, 2005, the Board of Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Trust, the Manager, the Sub-advisers or the Distributor ("Independent Trustees"), unanimously approved the Manager's proposal to appoint Walter Scott & Partners Limited ("WSPL" or "New Sub-adviser") to replace SSgA Funds Management, Inc. ("SSgA") as the Sub-adviser to the International Fund. The Manager's proposal to replace SSgA was based on its evaluation of SSgA's ability to achieve the International Fund's investment objective, SSgA's performance results for the International Fund, including its predecessor, and SSgA's stock selection process. The International Fund is the successor to another investment company, the Enterprise International Growth Fund ("Enterprise Fund"), a series of The Enterprise Group of Funds, Inc., which was a separate investment company managed by Enterprise Capital Management, Inc., an affiliate of AXA Equitable. On June 3, 2005, the Enterprise Fund merged into the International Fund.

INFORMATION REGARDING THE INVESTMENT ADVISORY AGREEMENT

Except  as to the  effective  date  and  compensation,  the  terms  of  the  new
Investment Advisory Agreement between AXA Equitable and WSPL for the International Fund are substantially similar to those of the old investment advisory agreement between AXA Equitable and SSgA with respect to the Fund. The new Investment Advisory Agreement provides that it will remain in effect for its initial term of two years and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The new Investment Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the International Fund, on sixty days' written notice to AXA Equitable and WSPL, or by AXA Equitable or WSPL on sixty days' written notice to the Trust and the other party. The agreement also terminates automatically in the event of its assignment or in the event that the Investment Management Agreement between AXA Equitable and the Trust is assigned or terminated for any other reason.

The new Investment Advisory Agreement generally provides that WSPL will not be liable for any losses, claims, damages, liabilities or litigation incurred by AXA Equitable or the Trust as a result of any error of judgment or mistake of law by WSPL with respect to the International Fund, except that nothing in the agreement limits WSPL's liability for all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of WSPL in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact, or any omission thereof, in the Trust's prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the International Fund, if such statement or omission was made in reliance upon information furnished by WSPL to AXA Equitable or the Trust.

Under the old investment advisory agreement between AXA Equitable and SSgA, dated as of May 6, 2005, SSgA received an advisory fee based on the aggregate assets of the Fund equal to the following annual rate: 0.40% of the Fund's average daily net assets up to and including $100 million; 0.35% of the Fund's average daily net assets in excess of $100 million and up to and including $200 million; 0.30% of the Fund's average daily net assets in excess of $200 million and up to and including $500 million; and 0.25% of the Fund's average daily net assets in excess of $500 million. For the fiscal year ended December 31, 2004, SSgA received $255,832.78 in advisory fees with respect to the International Fund's predecessor, the Enterprise Fund. The old investment advisory agreement between AXA Equitable and SSgA with respect to the International Fund was initially approved by the Board of Trustees on March 10, 2005 and by the sole initial shareholder of the Fund on June 2, 2005.

INFORMATION REGARDING THE NEW SUB-ADVISER

WSPL is a privately-held independent global equity manager based in Edinburgh, Scotland. The firm was founded in 1983 and provides investment management services to corporate pension plans, public funds, financial institutions and endowments and foundations. As of March 31, 2005, WSPL had approximately $15.5 billion in assets under management. WSPL is located at One Charlotte Square, Edinburgh, EH2 4DZ, UK. Dr. Scott is the Chairman of WSPL and owns an approximate 70% interest in the firm. Alan McFarlane is the Managing Director of WSPL and owns an approximate 20% interest in the firm. Marilyn Harrison is the Director-Finance & General of WSPL and owns an approximate 10% interest in the firm. The business address of each of these individuals is One Charlotte Square, Edingburgh, EH2, 4DZ, UK.

A team of investment professionals led by Dr. Walter Scott, one of the founding partners of WSPL, and Dr. Kenneth Lyall, an Investment director, provides day-to-day portfolio management for the International Fund. Dr. Scott is the Chairman of the firm and prior to founding the firm was employed by Ivory & Sime PLC (1972-1983). Dr. Lyall joined the company shortly after its formation and had previously been a research fellow at the University of Edinburgh. They have had portfolio management responsibilities for their tenure at the firm.

As the new Sub-adviser to the International Fund, WSPL attempts to achieve the International Fund's investment objective of capital appreciation by investing in equity securities of foreign companies that WSPL believes are undervalued.

WSPL's investment philosophy is based upon investing in high quality growth companies in growing industries that have strong business models and will benefit from long-term secular trends. WSPL utilizes a bottom-up stock selection process rooted in fundamental research. The team looks for companies with superior business models that are growing 20-25%. WSPL generally does not target specific countries or sectors when making stock selections. The final selection of stocks for a portfolio is made by a team of portfolio management professionals and must be a unanimous decision. It is anticipated that the Fund will experience a portfolio turnover rate of 25% or less per year. The principal risks of investing in the International Fund are listed in the Trust's Prospectus under the heading "Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies and Risks" in the Trust's Prospectus.

For its services to the International Fund, WSPL receives an advisory fee equal to the following annual rate: 0.60% of the Fund's average daily net assets up to and including $100 million, and 0.50% of the Fund's average daily net assets in excess of $100 million. This advisory fee rate is higher than that paid to SSgA under the old investment advisory agreement. If the new investment advisory agreement with WSPL had been in effect for the fiscal year ended October 31, 2004 for the Enterprise Fund, the Fund's predecessor fund, WSPL would have received approximately $463,000 in advisory fees with respect to the International Fund, which is approximately 50% higher than the advisory fee paid to SSgA during that fiscal year. AXA Equitable (and not the International Fund) is responsible for the payment of the advisory fees to WSPL. The management fee for the Fund will not change as a result of the appointment of WSPL as the Sub-adviser to the International Fund.

Information regarding other comparable funds for which WSPL serves as a sub-adviser is provided in Appendix A to this Supplement.

FACTORS CONSIDERED BY THE BOARD IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, unanimously approved the proposed Investment Advisory Agreement between AXA Equitable and WSPL with respect to the International Fund, effective as of July 25, 2005.

In approving the Investment Advisory Agreement, the Board considered the overall fairness of the Investment Advisory Agreement and whether the Agreement was in the best interest of the International Fund. In this connection, the Board considered factors it deemed relevant with respect to the Fund, including: (1) the nature, quality and extent of the services to be provided to the Fund by the New Sub-adviser and its affiliates; (2) the New Sub-adviser's investment process, personnel and operations; (3) the New Sub-adviser's financial condition; (4) the adequacy of the New Sub-adviser's compliance program; (5) the performance of similar accounts managed by the New Sub-adviser as compared to an appropriate benchmark and/or peer group; (6) the level of the New Sub-adviser's proposed advisory fee; (7) the anticipated effect of growth and size on the Fund's performance and expenses, where applicable; (8) "fall-out" benefits to be realized by the New Sub-adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the New Sub-adviser and its affiliates from the New Sub-adviser's relationship with the Trust); (9) to the extent information was available, the estimated profitability of the New Sub-adviser under its Investment Advisory Agreement; and (10) possible conflicts of interest. In considering the Investment Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling.

In connection with its deliberations, the Board received information from the Manager and the New Sub-adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the proposed Investment Advisory Agreement. The Independent Trustees were assisted by independent counsel during their deliberations.

The Board, in examining the nature and quality of the services to be provided by the New Sub-adviser to the Fund, considered the New Sub-adviser's experience in serving as an investment adviser for funds similar to the International Fund. The Board noted the responsibilities that the New Sub-adviser would have as a Sub-adviser to the Fund. In particular, the Board considered that the New Sub-adviser would be responsible for making investment decisions on behalf of the Fund, placing all orders for the purchase and sale of investments for the Fund with brokers or dealers, and performing related administrative functions. In addition, the Board reviewed requested information regarding the New
Sub-adviser's investment process and the background of the portfolio managers who would provide services to the Fund. The Board also reviewed information regarding the adequacy of the New Sub-adviser's compliance program and its results. Further, the Board reviewed financial information regarding the New Sub-adviser.

The Board also received information regarding the performance of a composite of similar accounts advised by the New Sub-adviser relative to the benchmark for the accounts for the one-, three-, five- and ten-year periods ended March 31, 2005. In this connection, the Board considered that the composite of similar accounts had (1) outperformed the benchmark for the five- and ten-year periods ended March 31, 2005; (2) had comparable performance to the benchmark for the three-year period ended March 31, 2005; and (3) had underperformed the benchmark for the one-year period ended March 31, 2005.

In  evaluating  the New  Sub-adviser's  compensation,  the  Board  reviewed  the proposed fees under the Investment Advisory Agreement and, to the extent information was available, the New Sub-adviser's anticipated costs and profitability in providing services to the Fund, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform its functions. The Board also reviewed and considered the extent to which the New Sub-adviser's fee schedule provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase. The Board determined that the Manager's management fee and profitability and the Fund's overall expense ratios, which were not expected to change as a result of the appointment of the New Sub-adviser since its fees are paid by the Manager and not the Fund, generally were more significant to the Board's evaluation of the fees and expenses paid by the Fund than the New Sub-adviser's costs and profitability. The Board also examined the advisory fees to be paid with respect to the Fund in light of the fees paid by similar funds advised by the New Sub-adviser. In this connection, the Board considered that the proposed advisory fee was in line with fees paid to the New Sub-adviser with respect to other similar funds for which it serves as investment sub-adviser.

As part of its evaluation of the New Sub-adviser's compensation, the Board also considered other benefits that may be realized by the New Sub-adviser and its affiliates from the New Sub-adviser's relationship with the Trust. In this connection, the Board noted, among other things, that the New Sub-adviser, through its relationship as a sub-adviser to the Fund, may engage in soft dollar transactions. In this regard, the Board considered the New Sub-adviser's procedures for executing portfolio transactions for the Fund and the New Sub-adviser's policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. In addition, the Board recognized that the New Sub-adviser may be affiliated with registered broker-dealers, which may from time to time receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with best execution. Finally, the Board recognized that affiliates of the New Sub-adviser may sell, and earn sales commissions from, shares of the Fund.

The Board also considered conflicts of interest that may arise between the Trust and the New Sub-adviser in connection with the services it provides to the Trust and the various relationships that the New Sub-adviser and its affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of a Sub-adviser having responsibility for multiple accounts (including the Fund it advises), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Sub-adviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also considered the manner in which such conflicts are addressed by the New Sub-adviser.

Based on these considerations, the Board was satisfied that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of the New Sub-adviser's services; (2) the Fund was reasonably likely to benefit from the New Sub-adviser's investment process, personnel and operations; (3) the New Sub-adviser has the resources to provide the services and to carry out its responsibilities under its Agreement; (4) the New Sub-adviser has an adequate compliance program; (5) the New Sub-adviser's compensation, including any direct and indirect benefits to be derived by it and its affiliates, is fair and reasonable; and (6) the performance of the New Sub-adviser's composite of similar accounts generally was reasonable in relation to the performance of the benchmark. Based on the foregoing, the Board, including the Independent Trustees, approved the Investment Advisory Agreement with respect to the Fund.

                                    * * * * *

PORTFOLIO TRANSACTIONS

To the extent permitted by law and in accordance with procedures established by the Trust's Board of Trustees, the International Fund may engage in brokerage transactions with brokers that are affiliates of the Manager or the
Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. For the fiscal year ended December 31, 2004, the International Fund's predecessor, the Enterprise Fund, paid $14,661 in brokerage commissions to State Street Brokerage Services, an affiliate of SSgA, which represented approximately 10.2% of the Fund's total brokerage commissions.

CONTROL PERSONS AND PRINCIPAL HOLDERS

As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each fund. As of June 30, 2005, the Trustees and Officers of the Trust owned shares entitling them to vote in the aggregate less than one percent of the shares of the International Fund.

The following table sets forth information regarding the shareholders who owned beneficially or of record 5% or more of any class of shares of the Fund as of June 30, 2005:

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                                                         SHARES       PERCENT OF
INTERNATIONAL FUND         SHAREHOLDER                   OWNED        OWNERSHIP
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AXA Enterprise          MONY                          49,228.474        7.1%
International Growth    Attn:  Michael Maher
Portfolio - Class C     1290 Avenue of the Americas
                        New York, New York 10104
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AXA Enterprise          The Benefits Committee of     338,025.963      90.9%
International Growth    the Board of Directors of
Portfolio - Class Y     MONY Retirement Plan for
                        Field Underwriters of MONY
                        1740 Broadway
                        New York, New York  10019
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


                                                                      APPENDIX A

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                                                                EFFECTIVE ANNUAL
                                                               ADVISORY FEE RATE
                                         NET ASSETS          (% OF AVERAGE DAILY
NAME OF FUND                          (AS OF 12/31/04)            NET ASSETS)
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AB Funds Trust                         $223.8 million            Not disclosed
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BBH International Fund                 $135.4 million            Not disclosed
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Brown Advisory International Fund       $85.1 million            Not disclosed
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